Income taxes	12 Months Ended
Mar. 31, 2014
Income taxes
Income taxes

18. Income taxes:

The components of income tax expense reflected in the consolidated statements of income are as follows.

	Millions of yen
	Year ended March 31
	2012	2013	2014
Current:
Domestic	¥13,481	¥71,918	¥21,558
Foreign	7,650	6,164	6,546

Subtotal	21,131	78,082	28,104

Deferred:
Domestic	34,274	55,257	109,037
Foreign	3,498	(1,300)	8,024

Subtotal	37,772	53,957	117,061

Total	¥58,903	¥132,039	¥145,165

The income tax benefit recognized from net operating losses for the years ended March 31, 2012, 2013 and 2014 totaled ¥1,358 million, ¥2,944 million and ¥26,990 million, respectively, included within income tax expense (deferred).

The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system only imposes a national tax. Since April 1, 2004, Nomura’s domestic effective statutory tax rate had been approximately 41%. Due to the revisions of domestic tax laws during the third quarter ended December 31, 2011 and the fourth quarter ended March 31, 2014, the Company’s effective statutory tax rates are 38% for the fiscal years ended March 31, 2013 and March 31, 2014, and will be 36% thereafter.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain expenses not allowable for income tax purposes and different tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2012, 2013 and 2014.

	Year ended March 31
	2012	2013	2014
Our effective statutory tax rate	41.0%	38.0%	38.0%
Impact of:
Changes in deferred tax valuation allowance	(22.5)	(0.7)	(9.8)
Taxable items to be added on financial profit	3.8	1.5	0.4
Non-deductible expenses	23.3	12.9	7.7
Non-taxable revenue	(29.7)	(9.3)	(8.0)
Dividends from foreign subsidiaries	0.9	0.2	—
Tax effect of undistributed earnings of foreign subsidiaries	(1.1)	0.2	3.5
Different tax rate applicable to income (loss) of foreign subsidiaries	14.1	10.0	6.3
Effect of changes in domestic tax laws	45.7	0.9	0.6
Expiration of loss carryforwards	2.8	1.3	0.7
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	(8.8)	—	1.4
Other	(0.2)	0.5	(0.7)

Effective tax rate	69.3%	55.5%	40.1%

Net deferred tax assets of ¥145,602 million and ¥22,018 million reported within Other assets—Other in the consolidated balance sheets as of March 31, 2013 and 2014, respectively, represent tax effects of the total of the temporary differences and tax loss carryforwards in those tax jurisdictions with net deductible amounts in future years. The net deferred tax liabilities of ¥34,082 million and ¥34,739 million reported within Other liabilities in the consolidated balance sheets as of March 31, 2013 and 2014, respectively, represent the total of the temporary differences in those tax jurisdictions with net taxable amounts in future years.

Details of deferred tax assets and liabilities are as follows.

	Millions of yen
	March 31
	2013	2014
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥10,043	¥12,604
Investments in subsidiaries and affiliates	177,175	54,678
Valuation of financial instruments	146,800	46,321
Accrued pension and severance costs	17,999	7,850
Other accrued expenses and provisions	106,436	102,922
Operating losses	341,177	437,899
Other	5,228	3,991

Gross deferred tax assets	804,858	666,265
Less—Valuation allowance	(522,220)	(490,603)

Total deferred tax assets	282,638	175,662

Deferred tax liabilities
Investments in subsidiaries and affiliates	88,631	107,020
Valuation of financial instruments	53,367	54,524
Undistributed earnings of foreign subsidiaries	2,960	736
Valuation of fixed assets	21,950	21,204
Other	4,210	4,899

Total deferred tax liabilities	171,118	188,383

Net deferred tax assets (liabilities)	¥111,520	¥(12,721)

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes. Based on the cumulative and continuing losses of these subsidiaries, management of Nomura believes that it is more likely than not that the related deferred tax assets will not be realized. The allowances against deferred tax assets are determined based on a review of future realizable value. Changes in the valuation allowance for deferred tax assets are shown below.

	Millions of yen
	Year ended March 31
	2012		2013		2014
Balance at beginning of year	¥461,966		¥490,986		¥522,220
Net change during the year	29,020	(1)	31,234	(2)	(31,617	)(3)

Balance at end of year	¥490,986		¥522,220		¥490,603

(1)	Includes ¥24,715 million which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, ¥20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative ¥15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥29,020 million of allowances increased for the year ended March 31, 2012.
(2)

Includes ¥52,862 million which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative ¥22,903 million related to the de-consolidation of NREH into an equity method affiliate, and ¥1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, ¥31,234 million of allowances increased for the year ended March 31, 2013.

(3)	Includes ¥29,134 million mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative ¥47,263 million related to certain foreign subsidiaries which is due mainly to the liquidation and the decrease of allowance for the deferred tax assets previously recorded, and negative ¥13,488 million related to Japanese subsidiaries and the Company, which is determined based on a reassessment of future realizable value and also due to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥31,617 million of allowances decreased for the year ended March 31, 2014.

As of March 31, 2014, no deferred income taxes have been provided on undistributed earnings of foreign subsidiaries totaling ¥2,602 million not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

As of March 31, 2014, Nomura has net operating loss carryforwards, for income tax purposes, of ¥1,760,459 million mainly resulting from certain U.S. and European subsidiaries. These losses, except for ¥871,928 million, which can be carried forward indefinitely, expire as follows: 2014 through 2023—¥632,673 million, 2024 and thereafter—¥255,858 million. Nomura believes that it is more likely than not that these loss carryforwards, less valuation allowance, will be realized.

The total amount of unrecognized tax benefits was not significant as of March 31, 2012, 2013 and 2014. Also there were no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to the unrecognized tax benefits during the years ended March 31, 2012, 2013 and 2014. Nomura recognizes the accrual of interest related to unrecognized tax benefits and penalties related to unrecognized tax benefits within Income tax expense in the consolidated statements of income.

Nomura is under continuous examination by the Japanese National Tax Agency and other tax authorities in major operating jurisdictions such as the United Kingdom (“U.K.”) and U.S. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. A liability for unrecognized tax benefits are recorded in the amount that is sufficient to cover potential exposure for an additional tax assessment depending on likelihood. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2014. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple taxing jurisdictions, and faces audits from various tax authorities regarding many issues including but not limited to transfer pricing, deductibility of certain expenses, creditability of foreign taxes, and other matters. The table below summarizes the major jurisdictions in which Nomura operates and the earliest year in which Nomura remains subject to examination. Under Hong Kong Special Administrative Region (“Hong Kong”) tax law, the statute of limitation does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2009	(1)
U.K.	2013
U.S.	2011

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2008.

Revisions of domestic tax laws—

On March 31, 2014, the “Act to partially revise the Income Tax Act and Others” (Act No. 10 of 2014) (“Act 10”) was promulgated. Under Act 10, effective from the fiscal year beginning on or after April 1, 2014, the Special Reconstruction Corporate Tax was abolished. As a result, the Company’s effective statutory tax rates are 38% for the fiscal years ended March 31, 2013 and March 31, 2014, and will be 36% thereafter.

Due to this change in the statutory tax rates, net deferred tax assets decreased by ¥1,711 million as of March 31, 2014. For the year ended March 31, 2014, income taxes—deferred increased by ¥1,711 million and net income attributable to NHI shareholders decreased by the same amount.